THIRD AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                       and

              FIRST AMENDMENT TO AMENDED AND RESTATED UNCONDITIONAL
                         PAYMENT AND PERFORMANCE GUARANTY

         THIS AMENDMENT (this "Amendment") dated as of February 8, 1999, is made by and among FAIRFIELD ACCEPTANCE CORPORATION-NEVADA (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation (the "Company", "FAC" or the "Borrower"), BANKBOSTON, N.A., a national banking association ("BKB"), FIRST MASSACHUSETTS BANK, NATIONAL ASSOCIATION, a national banking association ("First Massachusetts" and together with BKB and the other lending institutions that are or may become a party to the Credit Agreement, the "Banks"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties (or successors in interest to parties) to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"), and BKB, as Collateral Agent (the "Collateral Agent") under that certain Collateral Agency Agreement dated as of January 15, 1998, as amended by a First Amendment to Collateral Agency Agreement dated as of July 31, 1998, by and among the parties hereto other than First Massachusetts (including the Guarantors, as defined below), BKB, as agent under the FCI Credit Agreement, BancBoston Securities, Inc., Eagle Funding Capital Corporation and First Security Bank, National Association. This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("FCI"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FCI, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Guarantors in favor of the Agent and the Banks (the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FAC has requested and the Banks and the Agent have agreed to make certain amendments to the Credit Agreement, in order to provide for, among other things, elimination of the Tranche B Loans, modification of the Borrowing Base and the accession from time to time of additional Banks to the Credit Agreement, all upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Banks, the Agent and the Guarantors have agreed to make certain amendments to the Guaranty, in order to provide for, among other things, the Guarantors to make certain of the covenants set forth in the FCI Credit Agreement, upon the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, FAC, the Banks, the Agent and the Guarantors hereby agree as follows:

     ss.1.  AMENDMENTS TO CREDIT AGREEMENT.  FAC, the Banks and the Agent hereby
            ------------------------------
agree that upon the effectiveness of this Amendment in accordance with Section 5 below, the Credit Agreement shall be amended as follows:

         ss.1.1. The following definitions are hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical sequence:

                  "Acceding Bank.  See ss.19.1(b)."
                   -------------

                  "FCI Banks. BKB and the other lending institutions which are
                   ---------
               or may become parties to the FCI Credit Agreement."

                  "FCI Guaranty.  The Amended and Restated Unconditional Payment
                   ------------
         and Performance Guaranty dated as of January 15, 1998 made by FAC and certain of FCI's other Subsidiaries with respect to the obligations of FCI to the FCI Agent and the FCI Banks under the FCI Credit Agreement."

                  "Instrument of Accession.  See ss.19.1(b)."
                   -----------------------

         ss.1.2. The definition of "Banks" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "or which becomes an Acceding Bank pursuant to ss.19 hereof" immediately before the period at the end of such definition.

         ss.1.3. The definitions of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the figure "85%" appearing in clause (b) of such definition and replacing it with the figure "80%", (ii) deleting the word "plus" at the end of clause (c) of such definition
                               ----
and substituting therefor a period, and (iii) deleting clause (d) of such definition in its entirety.

         ss.1.4. The definition of "Commitment" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "modified pursuant to ss.19.1(b) or as" immediately after the words "as the same may be" in the fourth line of such definition.

         ss.1.5. The definition of "Eligible Assignee" appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "; provided
                                                                        --------
that  notwithstanding   anything  in  the  foregoing  to  the  contrary,   First
----
Massachusetts Bank, National Association, shall be an Eligible Assignee for all purposes hereunder" immediately before the period at the end of such definition.

          ss.1.6.  The  definition  of  "Revolving  Credit  Loans"  appearing in
  Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following new definition:

                    "Revolving  Credit Loans.  Revolving credit loans made or to
                     -----------------------
               be made by the Banks to the Borrower pursuant to ss.2."

         ss.1.7. The definitions of "Tranche A Borrowing Base", "Tranche B Borrowing Base", "Tranche A Loans", and "Tranche B Loans" appearing in Section
1.1 of the Credit Agreement are hereby amended by deleting such definitions in their entirety.

         ss.1.8. Section 2.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and by substituting therefor the following new section:

                           "2.1.  COMMITMENT  TO LEND.  Subject to the terms and
                                  -------------------
                  conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.5, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations; provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.11 and ss.12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request."

         ss.1.9. Section 2.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and by substituting therefor the following new section:

                    "2.4.   INTEREST  ON  REVOLVING  CREDIT  LOANS.   Except  as
                            --------------------------------------
               otherwise provided in ss.5.10,

                                    (a) Each Base Rate Loan that is a  Revolving
                           Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of three-quarters of one of one percent (3/4%) per annum below the Base Rate.

                                    (b)  Each  Eurodollar  Rate  Loan  that is a
                           Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate of two percent (2%) per annum above the Eurodollar Rate determined for such Interest Period.

                                    (c) The Borrower promises to pay interest on
                           each  Revolving   Credit  Loan  in  arrears  on  each
                           Interest Payment Date with respect thereto."

         ss.1.10. Section 2.5 of the Credit Agreement is hereby amended by deleting the text of clause (D) of the second sentence thereof in its entirety and by substituting therefor the words "[Intentionally Omitted]".

         ss.1.11. Subsection 2.10.2(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following new subsection:

          "(a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the BKB Concentration Account and for which the Borrower has received credits shall be applied to the Obligations as follows:

                         (i) first,  to pay amounts  then due and payable  under
                    this Agreement, the Notes and the other Loan Documents;

                         (ii) second, to reduce Revolving Credit Loans which are
                    Base Rate Loans;

                         (iii) third, to reduce Revolving Credit Loans which are
                    Eurodollar Rate Loans; and

                         (iv) fourth,  except as otherwise required by ss.4.2(b)
                    and (c), to the Operating Account."

         ss.1.12. Section 3.2 of the Credit Agreement is hereby amended by deleting such section in its entirety and by substituting therefor the following new section:

                           "3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.
                                 ----------------------------------------------
                  If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Commitment and (ii) the

                  Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by ss.4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion."

         ss.1.13. Section 4.1.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of such section in its entirety and by substituting therefor the following new proviso:

                  "provided, however, that, after giving effect to such request,
                   --------  -------
                  (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $1,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the sum of the Total Commitment and
                  (B) the Borrowing Base."

         ss.1.14. Section 6.2 of the Credit Agreement is hereby amended by deleting the word "of" appearing after the word "described" in the seventh line thereof and by substituting therefor the word "in".

       ss.1.15. The Credit Agreement is hereby amended by inserting, immediately after Section 7.22 thereof, the following new section:

                  "7.23 YEAR 2000  PROBLEM.  The Borrower  and its  Subsidiaries
                        ------------------
         have (i) reviewed or caused third parties to review the areas within their businesses and operations which they reasonably believe could be adversely affected by failure to become "Year 2000 Compliant" (i.e. that computer applications, imbedded microchips and other systems used by the Borrower or any of its Subsidiaries, will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner, and (iii) committed adequate programming resources to support the Year 2000 plan of the Borrower and its Subsidiaries. Based upon such review, the Borrower reasonably believes that the Borrower and its Subsidiaries will become "Year 2000 Compliant" in a timely manner except to the extent that failure to do so will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries."

         ss.1.16. Subsection 8.4(f) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following new subsection:

                                    "(f) within  three  Business  Days after the
                           fifteenth and last day of each month, or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the 15th day and last day of such month or other date so requested by the Agent, provided that immediately prior to the occurrence of a sale or other disposition of assets permitted by ss.9.5.2 hereof, the Borrower shall deliver to the Banks (A) a Borrowing Base Report setting forth the Borrowing Base prior to such permitted sale or disposition, and
                           (B) a Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Agent in connection with the sale or disposition of Base Contracts to FCI, FCC, FRC and FFC, II pursuant to paragraph (i) of ss.9.5.2 until such time as the Agent has given the Borrower a notice to the effect that such Borrowing Base Reports shall thereafter be delivered);"

         ss.1.17. Subsection 8.4(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following new subsection:
                                    "(i) at least two days prior to any Sales of
                           Base Contracts by FCI or any of its Subsidiaries to the Borrower, the list of Base Contracts which the Borrower proposes to buy from FCI or such Subsidiary pursuant to the Operating Agreement (provided, however, that such lists of Base Contracts need not be delivered to the Agent until such time as the Agent has given the Borrower a notice to the effect that such Base Contracts shall thereafter be delivered); and"

         ss.1.18. Subsection 9.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following new subsection:

                                    "(a) Indebtedness to the Banks and the Agent
                           arising under any of the Loan Documents and to the FCI Banks and the FCI Agent arising under the FCI Guaranty;"

         ss.1.19. Subsection 9.2(g) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting therefor the following new subsection:

                         "(g)  liens in favor of the  Collateral  Agent  for the
                    benefit of the Banks and the Agent under the Loan Documents and in favor of the Collateral Agent for the benefit of the FCI Banks and the FCI Agent under the Security Documents; and"

     ss.1.20. Section 15.4.2 of the Credit Agreement is hereby amended by deleting the words "to be consent" appearing in the seventh line thereof and by substituting therefor the word "consented."

         ss.1.21. Section 15.10 of the Credit Agreement is hereby amended by inserting, immediately after the words "under this ss.15.10" appearing in the fourth line thereof, the words "or upon learning of a Default or an Event of Default in its capacity as Agent".

         ss.1.22. Section 19 of the Credit Agreement is hereby amended by deleting such section in its entirety and by substituting therefor the following new section:

         "19.  ASSIGNMENT AND PARTICIPATION; ACCESSION.
               ----------------------------------------

                  19.1.  CONDITIONS TO ASSIGNMENT AND ACCESSION BY BANKS.
                         ------------------------------------------------

                           (a) Except as provided  herein,  each Bank may assign
                  to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (i)
                                                               --------
                  the Agent shall have given its prior written consent to such assignment, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in the amount of $10,000,000 or a greater whole multiple of $1,000,000, and (iv) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an
                  Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together
                  ---------
                  with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.19.3, be released from its obligations under this Credit Agreement.

                           (b) Except as  otherwise  provided  herein,  Eligible
                  Assignees (each such Eligible Assignee, an "Acceding Bank") may become party to this Credit Agreement by entering into an Instrument of Accession in substantially the form of Exhibit G
                                                                       ------- -
                  hereto (an  "Instrument of  Accession")
                    with the Borrower and the Agent and assuming thereunder a Commitment to make Revolving Credit Loans and participate in the risk relating to the Letters of Credit pursuant to the terms hereof, and the Total Commitment shall thereupon be increased by the amount of such Acceding Bank's Commitment; provided, however, that (a) the Agent shall have given its prior written consent to such accession, and (b) in no event shall the Total Commitment be increased under any one or more of such Instruments of Accession so as to exceed, in the aggregate, $80,000,000. On the effective date specified in any Instrument of Accession, Schedule 1 hereto shall be
                                                      -------- -
                    amended by the Agent (each of the Borrower and the Banks hereby consenting to such amendment) to reflect (a) the name, address, Commitment and Commitment Percentage of such Acceding Bank, (b) the Total Commitment as increased by such Acceding Bank's Commitment, and (c) the changes to the other Banks' respective Commitment Percentages and any changes to the other Banks' respective Commitments (in the event such Bank is also the Acceding Bank) resulting from such assumption and such increased Total Commitment.

                  19.2.  CERTAIN  REPRESENTATIONS  AND WARRANTIES;  LIMITATIONS;
                         ------------------------------------------------------
         COVENANTS.  By executing and delivering an Assignment and Acceptance or
         ---------
         Instrument of Accession, as the case may be, the parties to the assignment thereunder (or such Instrument or Accession, as the case may be) confirm to and agree with each other and the other parties hereto as follows:

                           (a) other than the  representation  and warranty that
                  it is the legal and beneficial owner of the interest being assigned (in the case of an Assignment and Acceptance) thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

                           (b) the  assigning  Bank makes no  representation  or
                  warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any of the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                           (c) such  assignee or Acceding  Bank, as the case may
                  be, confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in ss.7.4 and ss.8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance or Instrument of Accession, as the case may be;

                           (d) such  assignee or Acceding  Bank, as the case may
                  be, will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                           (e) such assignee  or Acceding Bank, as the case may
                  be,  represents  and warrants that it is an Eligible Assignee;

                           (f) such  assignee or Acceding  Bank, as the case may
                  be, appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                           (g) such  assignee or Acceding  Bank, as the case may
                  be, agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

                           (h) such  assignee or Acceding  Bank, as the case may
                  be, represents and warrants that it is legally authorized to enter into such Assignment and Acceptance or Instrument of Accession, as the case may be; and

                           (i) such  assignee or Acceding  Bank, as the case may
                  be, acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of
                      --- ----
                  outstanding Letters of Credit.

                  19.3.  REGISTER.  The  Agent  shall  maintain  a copy  of each
                         --------
         Assignment and Acceptance and Instrument of Accession delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,000.

                  19.4.  NEW  NOTES.  Upon  its  receipt  of an  Assignment  and
                         ----------
         Acceptance (together with each Note subject to such assignment) or Instrument of Accession, as the case may be, executed by the parties thereto the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee or Acceding Bank, as the case may be, in an amount equal to the amount assumed by such Eligible Assignee or Acceding Bank, as the case may be, pursuant to such Assignment and Acceptance or Instrument of Accession, as the case may be, and, in the event of an assignment, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this ss.20.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

                  19.5. PARTICIPATIONS. Each Bank may sell participations to one
                        --------------
         or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (i) any such sale or participation shall not
                     --------
         affect the rights and duties of the selling Bank hereunder to the Borrower and (ii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

                  19.6.  DISCLOSURE.  The  Borrower  agrees  that in addition to
                         ----------
         disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such
                                                             --------
         assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and (iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

                  19.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If
                        ----------------------------------------------------
         any assignee Bank or Acceding Bank is an Affiliate of the Borrower, then any such assignee Bank or Acceding Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.13.1 or ss.13.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's or Acceding Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to ss.13.1 or ss.13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation.

                  19.8. MISCELLANEOUS ASSIGNMENT PROVISIONS.  Any assigning Bank
                        -----------------------------------
         shall retain its rights to be indemnified pursuant to ss.16 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank or Acceding Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this ss.19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

                  19.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or
                        ----------------------
         transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks."

         ss.1.23. Section 26 of the Credit agreement is hereby amended by inserting the words "(other than changes which are contemplated and permitted by ss.19.1(b))" immediately after the words "the amounts of the Commitments of the Banks" in the fourteenth line of such section.

         ss.1.24.  The Credit  Agreement is hereby amended by deleting Exhibit C
                                                                       ------- -
thereto in its entirety and substituting therefore Exhibit C attached hereto.
                                                   ------- -

         ss.1.25. The Credit Agreement is hereby amended by attaching as Exhibit
                                                                         -------
G thereto Exhibit G attached hereto.
-         ------- -

         ss.1.26.  The Credit Agreement is hereby amended by deleting Schedule 1
                                                                      -------- -
thereto in its entirety and substituting therefore Schedule 1 attached hereto.
                                                   -------- -

         ss.2. CONFORMED COPY OF CREDIT AGREEMENT.  FAC, the Banks and the Agent
               ----------------------------------
hereby agree that upon the  effectiveness  of this Amendment in accordance  with
Section 5 below, for purposes of reference only the Credit Agreement (without Schedules and Exhibits) as amended prior to and on the date of this Amendment shall be deemed to have been restated in the form of the conformed copy thereof attached hereto as Annex A.
                   ----- -

         ss.3.  AMENDMENT  TO THE FAC  GUARANTY.  The  Banks,  the Agent and the
                -------------------------------
Guarantors hereby agree that upon the effectiveness of this Amendment in accordance with Section 5 below, the FAC Guaranty shall be amended by inserting, immediately following Section 16 thereof, the following new section:

                  "17.  COVENANTS OF THE  GUARANTORS.  In  consideration  of the
                        ----------------------------
         financial accommodations provided by the Banks under the Credit Agreement, each Guarantor hereby jointly and severally covenants and agrees with the Banks and the Agent that so long as this Guaranty shall remain in effect it shall comply with each of the covenants set forth in Sections 8, 9 and 10 of the FCI Credit Agreement as in effect as of February ___, 1999, in each case without giving effect to any amendment, modification, supplement, restatement or termination of the same occurring after such date. The provisions of each of such sections of the FCI Credit Agreement, together with any definitions referred to therein or otherwise applicable thereto, are hereby incorporated into this Guaranty by reference as if set forth herein in full."

         ss.4.   RELEASE  OF  PLEDGE  OF  FRC   SUBORDINATED   NOTE.   Upon  the
                 --------------------------------------------------
effectiveness of this Amendment in accordance with Section 5 below, the Collateral Agent's security interest on behalf of the Banks in the FRC Subordinated Note shall be released and the Collateral Agent shall, within a reasonable time thereafter, return the FRC Subordinated Note to FAC endorsed to FAC without recourse.

         ss.5.  CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment
                ---------------------------
is subject to satisfaction of all of the following conditions:

                  (a)               Assignment   and   Acceptance.   BKB,  First
                                    ----------   ---   ----------
                                    Massachusetts  and FAC shall  have  executed
                                    and delivered an Assignment  and  Acceptance
                                    substantially  in the form of  Exhibit  F to
                                                                   -------  -
                                    the    Credit    Agreement    (the    "First
                                    Massachusetts  Assignment  and  Acceptance")
                                    pursuant to which BKB shall  assign to First
                                    Massachusetts  a portion  of its  interests,
                                    rights  and  obligations  under  the  Credit
                                    Agreement   equal   to   $10,000,000.    All
                                    conditions to the effectiveness of the First
                                    Massachusetts   Assignment   and  Acceptance
                                    shall have been satisfied in all respects.

                  (b)               Replacement  Notes. FAC shall have executed
                                    -----------  -----
                                    and delivered to BKB and First Massachusetts
                                    replacement   promissory  notes  in    the
                                    principal   amounts  of   $50,000,000,   and
                                    $10,000,000, respectively,  payable to  the
                                    order  of   BKB  and  First Massachusetts,
                                    respectively,   which  such  notes  shall be
                                    substantially  in  the form  of  Exhibit  B
                                                                     -------  -
                                    to the  Credit  Agreement,  completed   with
                                    appropriate  insertions (the  "Replacement
                                    Notes"). From and  after  the  effectiveness
                                    of this Amendment,  the parties  agree that
                                    all references   to the  term  "Notes"  and
                                    "Revolving  Credit  Notes"   in  the  Credit
                                    Agreement and the other Loan Documents shall
                                    refer to the Replacement  Notes.   Upon  the
                                    execution  and delivery of the Replacement
                                    Notes   and  satisfaction   of   the   other
                                    conditions set forth in this  section,   BKB
                                    shall return the original of its former Note to FAC for cancellation.

                  (c)               Opinion    of    Counsel.     BKB,     First
                                    -------    --    -------
                                    Massachusetts,  the Agent and the Collateral
                                    Agent shall have received a favorable  legal
                                    opinion     addressed    to    BKB,    First
                                    Massachusetts,  the Agent and the Collateral
                                    Agent, in form and substance satisfactory to
                                    BKB, First Massachusetts,  the Agent and the
                                    Collateral Agent, from Kutak Rock, as to the
                                    enforceability of this Amendment,  the First
                                    Massachusetts Assignment and Acceptance, the
                                    Replacement  Notes, and the other documents,
                                    instruments   and  agreements   executed  in
                                    connection herewith.

                  (d)               Corporate   Action.   All  corporate  action
                                    ---------   ------
                                    necessary for the valid execution,  delivery
                                    and  performance  by  each  of FAC  and  the
                                    Guarantors  of  this  Amendment,  the  First
                                    Massachusetts Assignment and Acceptance, the
                                    Replacement  Notes and the other  documents,
                                    instruments   and  agreements   executed  in
                                    connection herewith shall have been duly and
                                    effectively  taken  and  otherwise  be  duly
                                    authorized,    and   satisfactory   evidence
                                    thereof shall have been provided to the Agent, BKB and First Massachusetts.

         ss.6.  GUARANTORS'  CONSENT.  The  Guarantors  hereby  consent  to  the
                ----------   -------
amendments to the Credit Agreement set forth in this Amendment and the execution and delivery of the Replacement Notes by FAC to BKB and First Massachusetts, and each confirms its obligation to the Agent and the Banks under the FAC Guaranty as amended by this Amendment and agrees that the FAC Guaranty as amended by this Amendment shall extend to and include the obligations of FAC under the Replacement Notes and the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FAC Guaranty as amended by this Amendment are in full force and effect and are hereby ratified and confirmed in all respects.

         ss.7.   REPRESENTATIONS AND  WARRANTIES. Each of FAC and the Guarantors
                 --------------- ---  ----------
hereby represents and warrants to the Banks, the Agent and the Collateral Agent as follows:

                  (a)    Representations  and Warranties in Credit  Agreement.
                         ---------------  --- ---------- -- ------  ---------
                         The representations and warranties of FAC and the Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties expressly relate solely to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  (b)    Authority, No Conflicts, Etc. The execution, delivery
                         ---------  -- ---------  ---
                         and performance by each FAC and the Guarantors, as the case may be, of this Amendment, the First Massachusetts Assignment and Acceptance and the Replacement Notes, and the consummation of the transactions contemplated hereby and thereby, (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

                  (c)    Enforceability of Obligations.  This  Amendment,  the
                         -----------------------------
                         First Massachusetts Assignment and Acceptance, the Replacement Notes, the Credit Agreement as amended hereby, the FAC Guaranty as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of each of FAC and the Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by
                         --------
                         applicable  bankruptcy,  insolvency,  reorganization,
                         moratorium or similar laws of general application affecting the rights and remedies of creditors, and
                         (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

         ss.8. OTHER AMENDMENTS. Except as expressly provided in this Amendment,
               ----- ----------
all of the terms and conditions of the Credit Agreement, the FAC Guaranty and the other Loan Documents remain in full force and effect. FAC and each Guarantor confirm and agree that the Obligations of FAC to the Banks and the Agent under the Credit Agreement, as amended hereby, the FAC Guaranty, as amended hereby, and the Replacement Notes, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

         ss.9. EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
               --------- -- ------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         ss.10.  HEADINGS. The captions in this  Amendment  are for  convenience
                 --------
of  reference  only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.


                                     FAIRFIELD ACCEPTANCE
                                     CORPORATION-NEVADA


                                     By:/s/Ralph E. Turner
                                        ---------------------------
                                     Name: Ralph E. Turner
                                          -------------------------
                                     Title: President
                                           ------------------------


                                     FAIRFIELD COMMUNITIES, INC.


                                     By:/s/Robert W. Howeth
                                        ----------------------------
                                     Name: Robert W. Howeth
                                          --------------------------
                                     Title: Senior Vice President
                                           -------------------------


                                     FAIRFIELD MYRTLE BEACH, INC.


                                     By:/s/Robert W. Howeth
                                        ----------------------------
                                     Name: Robert W. Howeth
                                          --------------------------
                                     Title: Vice President
                                           -------------------------


                                     VACATION BREAK USA, INC.


                                     By:/s/Robert W. Howeth
                                        ----------------------------
                                     Name: Robert W. Howeth
                                          --------------------------
                                     Title: Vice President
                                           -------------------------

                                     SEA GARDENS BEACH AND TENNIS
                                      RESORTS, INC.


                                     By:/s/Robert W. Howeth
                                        ---------------------------
                                     Name: Robert W. Howeth
                                          -------------------------
                                     Title: Vice President
                                           ------------------------

                                    VACATION BREAK RESORTS, INC.


                                    By: /s/Robert W. Howeth
                                       -------------------------------
                                    Name: Robert W. Howeth
                                         -----------------------------
                                    Title: Vice President
                                          ----------------------------


                                    VACATION BREAK RESORTS AT
                                      STAR ISLAND, INC.


                                    By:/s/Robert W. Howeth
                                       ------------------------------
                                    Name:Robert W. Howeth
                                         ----------------------------
                                    Title: Vice President
                                         ----------------------------


                                    PALM VACATION GROUP, by its
                                     General Partners:


                                           VACATION BREAK RESORTS
                                            AT PALM AIRE, INC.


                                           By:/s/Robert W. Howeth
                                              ----------------------------
                                           Name: Robert W. Howeth
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------

                                           PALM RESORT GROUP, INC.


                                           By: /s/Robert W. Howeth
                                              ----------------------------
                                           Name: Robert W. Howeth
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------

                                    OCEAN RANCH VACATION GROUP,
                                     by its General Partners:

                                           VACATION BREAK AT OCEAN
                                            RANCH, INC.


                                           By:/s/Robert W. Howeth
                                              ---------------------------
                                           Name: Robert W. Howeth
                                                -------------------------
                                           Title: Vice President
                                                 ------------------------


                                           OCEAN RANCH
                                             DEVELOPMENT, INC.


                                           By:/s/ Robert W. Howeth
                                              ----------------------------
                                           Name: Robert W. Howeth
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------

                                           BANKBOSTON, N.A.,
                                             Individually, as Agent and as
                                             Collateral Agent


                                           By:/s/Lori Litow
                                              ----------------------------
                                           Name: Lori Litow
                                                --------------------------
                                           Title: Vice President
                                                  ------------------------

                                           FIRST MASSACHUSETTS BANK,
                                           NATIONAL ASSOCIATION


                                           By: /s/Richard Henderson
                                              ----------------------------
                                           Name: Richard Henderson
                                                --------------------------
                                           Title: Senior Vice President
                                                 -------------------------

                                   SCHEDULE 1
                                   ----------

                              Banks and Commitment
                              --------------------


         Name and Address            Commitment
         ----------------            ----------
           of Banks                  Percentage               Commitment
         ----------------            ----------               ----------

         BankBoston, N.A.
         100 Federal Street
         Boston, MA  02110            83-1/3%                 $50,000,000

         First Massachusetts Bank,
         National Association
         99 West Street               16-2/3%                 $10,000,000
         Pittsfield, MA  01201        -------                 -----------

         TOTAL                         100%                   $60,000,000